Exhibit 25(c)


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                -----------------


                                    FORM T-1

                    STATEMENT OF ELIGIBILITY UNDER THE TRUST
                     INDENTURE ACT OF 1939 OF A CORPORATION
                          DESIGNATED TO ACT AS TRUSTEE

              CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A
               TRUSTEE PURSUANT TO SECTION 305(b)(2) ____________

                                -----------------

                              THE BANK OF NEW YORK
               (Exact name of trustee as specified in its charter)


                  New York                            13-5160382
     (Jurisdiction of incorporation               (I.R.S. Employer
      if not a U.S. national bank)               Identification No.)

One Wall Street, New York, New York                       10286
(Address of principal executive offices)               (Zip code)

                                -----------------

                               TXU EUROPE CAPITAL I
               (Exact name of obligor as specified in its charter)


                  Texas                           to be applied for
       (State or other jurisdiction                (I.R.S. Employer
   of incorporation or organization)              Identification No.)

             Energy Plaza
          1601 Bryan Street
            Dallas, Texas                                75201
(Address of principal executive offices)               (Zip code)

                                -----------------

                 TXU EUROPE CAPITAL I PREFERRED TRUST SECURITIES*
                          (Title of the securities)

-------------------------
* Specific title to be determined in connection with sale of TXU Europe Capital I Preferred Trust Securities.

ITEM 1.   GENERAL INFORMATION.*

          Furnish the following information as to the Trustee:

     (a) Name and address of each examining or supervising authority to which it is subject.

Superintendent of Banks of the           2 Rector Street, New York, N.Y. 10006
   State of New York                      and Albany, N.Y. 12203
Federal Reserve Bank of New York         33 Liberty Plaza, New York, N.Y. 10045
Federal Deposit Insurance Corporation    550 17th Street, N.W., Washington, D.C.
New York Clearing House Association       20429
                                         New York, N.Y. 10005

      (b) Whether it is authorized to exercise corporate trust powers.

          Yes.

ITEM 2.   AFFILIATIONS WITH OBLIGOR.

          If the obligor is an affiliate of the trustee, describe each such affiliation.

          None. (See Note on page 2.)

ITEM 16.  LIST OF EXHIBITS.

          Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and 17 C.F.R. ss.229.10(d).

          1. - A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

          4. - A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

          6. - The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

          7. - A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.


----------------
    *Pursuant to General Instruction B, the Trustee has responded only to Items 1, 2 and 16 of this form since to the best of the knowledge of the Trustee the obligor is not in default under any indenture under which the Trustee is a trustee.

                                      NOTE

          Inasmuch as this Form T-1 is being filed prior to the ascertainment by the Trustee of all facts on which to base a responsive answer to Item 2, the answer to said Item is based on incomplete information.

          Item 2 may, however, be considered as correct unless amended by an amendment to this Form T-1.



                                    SIGNATURE

          Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 21st day of December, 1999.


                                      THE BANK OF NEW YORK


                                      By: /s/ Walter N. Gitlin
                                          ----------------------------
                                           Walter N. Gitlin
                                            Vice President

                                                                       EXHIBIT 7
                                                                   (Page 1 of 3)

                       Consolidated Report of Condition of
                              THE BANK OF NEW YORK
                    of One Wall Street, New York, N.Y. 10286

    And Foreign and Domestic Subsidiaries, a member of the Federal Reserve System, at the close of business September 30, 1999, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                                  Dollar Amounts
                ASSETS                                              in Thousands
                ------                                             -------------

Cash and balances due from
  depository institutions:
  Noninterest-bearing balances
    and currency and coin.......................................  $ 6,394,412
  Interest-bearing balances.....................................    3,966,749
Securities:
  Held-to-maturity securities....................................     805,227
  Available-for-sale securities..................................   4,152,260
Federal funds sold and Securities
    purchased under agreements to resell........................    1,449,439
Loans and lease financing
  receivables:
  Loans and leases, net of unearned
    income........................................... 37,900,739
  LESS:  Allowance for loan and
    lease losses.....................................    572,761
  LESS: Allocated transfer risk
    reserve..........................................     11,754
  Loans and leases, net of unearned
    income, allowance, and reserve..............................   37,316,224
Trading Assets...................................................   1,646,634
Premises and fixed assets (including
  capitalized leases)............................................     678,439
Other real estate owned..........................................      11,571
Investments in unconsolidated subsid-
  iaries and associated companies................................     183,038
Customers' liability to this bank on
  acceptances outstanding.........................................    349,282
Intangible assets.................................................    790,558
Other assets......................................................  2,498,658
                                                                  -----------
Total assets......................................................$60,242,491
                                                                  ===========

                                                                       EXHIBIT 7
                                                                   (Page 2 of 3)

LIABILITIES
-----------

Deposits:
  In domestic offices............................................ $26,030,231
  Noninterest-bearing...............................  11,348,986
  Interest-bearing..................................  14,681,245
  In foreign offices, Edge and
  Agreement subsidiaries, and IBFs................................ 18,530,950
  Noninterest-bearing...............................     156,624
  Interest-bearing................................... 18,374,326
Federal funds purchased and Securities
  sold under agreements to repurchase ............................  2,094,678
Demand notes issued to the U.S.
  Treasury.......................................................     232,459
Trading liabilities..............................................   2,081,462
Other borrowed money:
  With remaining maturity of one year or less.....................    863,201
  With remaining maturity of more than
    one year through three years ................................         449
  With remaining maturity of more than
      three years.................................................     31,080
Bank's liability on acceptances
  executed and outstanding.......................................     351,286
Subordinated notes and debentures................................   1,308,000
Other liabilities................................................   3,055,031
                                                                   ----------
Total liabilities................................................  54,578,827
                                                                   ----------


EQUITY CAPITAL
--------------

Common stock.....................................................   1,135,284
Surplus..........................................................     815,314
Undivided profits and capital
  reserves.......................................................   3,759,164
Net unrealized holding gains (losses)
  on available-for-sale securities..............................      (15,440)
Cumulative foreign currency
  translation adjustments.........................................    (30,658)
Total equity capital.............................................   5,663,664
                                                                  -----------
Total liabilities and equity capital............................. $60,242,491
                                                                  ===========

                                                                       EXHIBIT 7
                                                                   (Page 3 of 3)

    I, Thomas J. Mastro, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                              Thomas J. Mastro


    We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.

    Thomas A. Renyi   )
    Alan R. Griffith  )              Directors
    Gerald L. Hassell )